                                                                Exhibit 99(e)(2)

                                   SCHEDULE B
                          TO THE DISTRIBUTION AGREEMENT

                          (AMENDED AS OF MAY 13, 2005)

MONEY MARKET FUNDS

CURRENT NAME                                                 PRIOR NAME
---------------------------------------------------------------------------------------------------------------------
JPMorgan 100% U.S. Treasury Securities Money Market Fund     JPMorgan 100% U.S. Treasury Securities Money Market Fund
JPMorgan California Municipal Money Market Fund              JPMorgan California Tax Free Money Market Fund
JPMorgan Federal Money Market Fund                           JPMorgan Federal Money Market Fund
JPMorgan New York Municipal Market Fund                      JPMorgan New York Tax Free Money Market Fund
JPMorgan Prime Money Market Fund                             JPMorgan Prime Money Market Fund
JPMorgan Tax Free Money Market Fund                          JPMorgan Tax Free Money Market Fund
JPMorgan U.S. Government Money Market Fund                   One Group Government Money Market Fund
JPMorgan Michigan Municipal Money Market Fund                One Group Michigan Municipal Money Market Fund
JPMorgan Municipal Money Market Fund                         One Group Municipal Money Market Fund
JPMorgan Ohio Municipal Money Market Fund                    One Group Ohio Municipal Money Market Fund
JPMorgan Liquid Assets Money Market Fund                     One Group Prime Money Market Fund
JPMorgan U.S. Treasury Plus Money Market Fund                One Group U.S. Treasury Securities Money Market Fund

EQUITY FUNDS

CURRENT NAME                                                 PRIOR NAME
---------------------------------------------------------------------------------------------------------------------
JPMorgan Capital Growth Fund                                 JPMorgan Capital Growth Fund
JPMorgan Disciplined Equity Fund                             JPMorgan Disciplined Equity Fund
JPMorgan Diversified Fund                                    JPMorgan Diversified Fund
JPMorgan Dynamic Small Cap Fund                              JPMorgan Dynamic Small Cap Fund
JPMorgan Asia Equity Fund                                    JPMorgan Fleming Asia Equity Fund
JPMorgan Emerging Markets Equity Fund                        JPMorgan Fleming Emerging Markets Equity Fund
JPMorgan International Equity Fund                           JPMorgan Fleming International Equity Fund
JPMorgan International Growth Fund                           JPMorgan Fleming International Growth Fund
JPMorgan International Opportunities Fund                    JPMorgan Fleming International Opportunities Fund
JPMorgan International Small Cap Equity Fund                 JPMorgan Fleming International Small Cap Equity Fund
JPMorgan International Value Fund                            JPMorgan Fleming International Value Fund
JPMorgan Intrepid European Fund                              JPMorgan Fleming Intrepid European Fund
JPMorgan Japan Fund                                          JPMorgan Fleming Japan Fund
JPMorgan Tax Aware International Opportunities Fund          JPMorgan Fleming Tax Aware International Opportunities
                                                             Fund
JPMorgan Global Healthcare Fund                              JPMorgan Global Healthcare Fund
JPMorgan Growth & Income Fund                                JPMorgan Growth and Income Fund
JPMorgan International Equity Portfolio                      JPMorgan International Equity Portfolio
JPMorgan Intrepid America Fund                               JPMorgan Intrepid America Fund

CURRENT NAME                                                 PRIOR NAME
---------------------------------------------------------------------------------------------------------------------
JPMorgan Intrepid Growth Fund                                JPMorgan Intrepid Growth Fund
JPMorgan Intrepid Contrarian Fund                            JPMorgan Intrepid Investor Fund
JPMorgan Intrepid Value Fund                                 JPMorgan Intrepid Value Fund
JPMorgan Market Neutral Fund                                 JPMorgan Market Neutral Fund
JPMorgan Mid Cap Equity Fund                                 JPMorgan Mid Cap Equity Fund
JPMorgan Mid Cap Growth Fund                                 JPMorgan Mid Cap Growth Fund
JPMorgan Mid Cap Value Fund                                  JPMorgan Mid Cap Value Fund
JPMorgan Mid Cap Value Portfolio                             JPMorgan Mid Cap Value Portfolio
JPMorgan Multi-Manager Small Cap Growth Fund                 JPMorgan Multi-Manager Small Cap Growth Fund
JPMorgan Multi-Manager Small Cap Value Fund                  JPMorgan Multi-Manager Small Cap Value Fund
JPMorgan Select Growth & Income Fund                         JPMorgan Select Growth and Income Fund
JPMorgan Small Cap Equity Fund                               JPMorgan Small Cap Equity Fund
JPMorgan Small Company Portfolio                             JPMorgan Small Company Portfolio
JPMorgan Tax Aware Disciplined Equity Fund                   JPMorgan Tax Aware Disciplined Equity Fund
JPMorgan Tax Aware Large Cap Growth Fund                     JPMorgan Tax Aware Large Cap Growth Fund
JPMorgan Tax Aware Large Cap Value Fund                      JPMorgan Tax Aware Large Cap Value Fund
JPMorgan Tax Aware U.S. Equity Fund                          JPMorgan Tax Aware U.S. Equity Fund
JPMorgan Trust Small Cap Equity Fund                         JPMorgan Trust Small Cap Equity Fund
JPMorgan U.S. Equity Fund                                    JPMorgan U.S. Equity Fund
JPMorgan U.S. Large Cap Core Equity Portfolio                JPMorgan U.S. Large Cap Core Equity Portfolio
JPMorgan U.S. Small Company Fund                             JPMorgan U.S. Small Company Fund
Undiscovered Managers Small Cap Growth Fund                  UM Small Cap Growth Fund
Undiscovered Managers Behavioral Growth Fund                 Undiscovered Managers Behavioral Growth Fund
Undiscovered Managers Behavioral Value Fund                  Undiscovered Managers Behavioral Value Fund
Undiscovered Managers REIT Fund                              Undiscovered Managers REIT Fund
JPMorgan Diversified Mid Cap Fund                            One Group Diversified Mid Cap Fund
JPMorgan Equity Income Fund                                  One Group Equity Income Fund
JPMorgan Equity Index Fund                                   One Group Equity Index Fund
JPMorgan International Equity Index Fund                     One Group International Equity Index Fund
JPMorgan Large Cap Growth Fund                               One Group Large Cap Growth Fund
JPMorgan Large Cap Value Fund                                One Group Large Cap Value Fund
JPMorgan Market Expansion Index Fund                         One Group Market Expansion Index Fund
JPMorgan Multi-Cap Market Neutral Fund                       One Group Market Neutral Fund
JPMorgan Diversified Mid Cap Growth Fund                     One Group Mid Cap Growth Fund
JPMorgan Diversified Mid Cap Value Fund                      One Group Mid Cap Value Fund
JPMorgan U.S. Real Estate Fund                               One Group Real Estate Fund
JPMorgan Small Cap Growth Fund                               One Group Small Cap Growth Fund
JPMorgan Small Cap Value Fund                                One Group Small Cap Value Fund
JPMorgan Strategic Small Cap Value Fund                      One Group Strategic Small Cap Value Fund
JPMorgan Technology Fund                                     One Group Technology Fund
JPMorgan Investment Trust Balanced Portfolio                 One Group Investment Trust Balanced Portfolio
JPMorgan Investment Trust Diversified Equity Portfolio       One Group Investment Trust Diversified Equity Portfolio
JPMorgan Investment Trust Diversified Mid Cap Portfolio      One Group Investment Trust Diversified Mid Cap Portfolio
JPMorgan Investment Trust Equity Index Portfolio             One Group Investment Trust Equity Index Portfolio
JPMorgan Investment Trust Large Cap Growth Portfolio         One Group Investment Trust Large Cap Growth Portfolio

CURRENT NAME                                                 PRIOR NAME
---------------------------------------------------------------------------------------------------------------------
JPMorgan Investment Trust Mid Cap Growth Portfolio           One Group Investment Trust Mid Cap Growth Portfolio
JPMorgan Investment Trust Mid Cap Value Portfolio            One Group Investment Trust Mid Cap Value Portfolio
JPMorgan Tax Aware Core Equity Fund                          N/A
JPMorgan Tax Aware Diversified Equity Fund                   N/A
JPMorgan Tax Aware International Fund                        N/A

FIXED INCOME FUNDS

CURRENT NAME                                                 PRIOR NAME
---------------------------------------------------------------------------------------------------------------------
JPMorgan Bond Fund                                           JPMorgan Bond Fund
JPMorgan Bond Portfolio                                      JPMorgan Bond Portfolio
JPMorgan California Tax Free Bond Fund                       JPMorgan California Bond Fund
JPMorgan Enhanced Income Fund                                JPMorgan Enhanced Income Fund
JPMorgan Emerging Markets Debt Fund                          JPMorgan Fleming Emerging Markets Debt Fund
JPMorgan Global Strategic Income Fund                        JPMorgan Global Strategic Income Fund
JPMorgan Intermediate Tax Free Bond Fund                     JPMorgan Intermediate Tax Free Income Fund
JPMorgan New Jersey Tax Free Bond Fund                       JPMorgan New Jersey Tax Free Income Fund
JPMorgan New York Tax Free Bond Fund                         JPMorgan New York Intermediate Tax Free Income Fund
JPMorgan Short Term Bond Fund                                JPMorgan Short Term Bond Fund
JPMorgan Short Term Bond Fund II                             JPMorgan Short Term Bond Fund II
JPMorgan Tax Aware Enhanced Income Fund                      JPMorgan Tax Aware Enhanced Income Fund
JPMorgan Tax Aware Real Income Fund                          JPMorgan Tax Aware Real Income Fund
JPMorgan Tax Aware Short-Intermediate Income Fund            JPMorgan Tax Aware Short-Intermediate Income Fund
JPMorgan Arizona Municipal Bond Fund                         One Group Arizona Municipal Bond Fund
JPMorgan Core Bond Fund                                      One Group Bond Fund
JPMorgan Government Bond Fund                                One Group Government Bond Fund
JPMorgan High Yield Bond Fund                                One Group High Yield Bond Fund
JPMorgan Core Plus Bond Fund                                 One Group Income Bond Fund
JPMorgan Intermediate Bond Fund                              One Group Intermediate Bond Fund
JPMorgan Kentucky Municipal Bond Fund                        One Group Kentucky Municipal Bond Fund
JPMorgan Louisiana Municipal Bond Fund                       One Group Louisiana Municipal Bond Fund
JPMorgan Michigan Municipal Bond Fund                        One Group Michigan Municipal Bond Fund
JPMorgan Mortgage-Backed Securities Fund                     One Group Mortgage-Backed Securities Fund
JPMorgan Municipal Income Fund                               One Group Municipal Income Fund
JPMorgan Ohio Municipal Bond Fund                            One Group Ohio Municipal Bond Fund
JPMorgan Short Duration Bond Fund                            One Group Short-Term Bond Fund
JPMorgan Short Term Municipal Bond Fund                      One Group Short-Term Municipal Bond Fund
JPMorgan Tax Free Bond Fund                                  One Group Tax-Free Bond Fund
JPMorgan Treasury & Agency Fund                              One Group Treasury & Agency Fund
JPMorgan Ultra Short Term Bond Fund                          One Group Ultra Short-Term Bond Fund
JPMorgan West Virginia Municipal Bond Fund                   One Group West Virginia Municipal Bond Fund
JPMorgan Investment Trust Bond Portfolio                     One Group Investment Trust Bond Portfolio
JPMorgan Investment Trust Government Bond Portfolio          One Group Investment Trust Government Bond Portfolio

CURRENT NAME                                                 PRIOR NAME
---------------------------------------------------------------------------------------------------------------------
JPMorgan Tax Aware Real Return Fund                          N/A
JPMorgan Real Return Fund                                    N/A

INVESTOR FUNDS

CURRENT NAME                                                 PRIOR NAME
---------------------------------------------------------------------------------------------------------------------
JPMorgan Investor Balanced Fund                              One Group Investor Balanced Fund
JPMorgan Investor Conservative Growth Fund                   One Group Investor Conservative Growth Fund
JPMorgan Investor Growth & Income Fund                       One Group Investor Growth & Income Fund
JPMorgan Investor Growth Fund                                One Group Investor Growth Fund

                                J.P. MORGAN FLEMING MUTUAL FUND GROUP, INC.
                                J.P. MORGAN MUTUAL FUND GROUP
                                J.P. MORGAN MUTUAL FUND INVESTMENT TRUST
                                UNDISCOVERED MANAGERS FUNDS
                                J.P. MORGAN FLEMING SERIES TRUST
                                J.P. MORGAN SERIES TRUST II
                                JPMORGAN TRUST I
                                JPMORGAN TRUST II
                                JPMORGAN INVESTMENT TRUST
                                EACH ON BEHALF OF ITSELF AND EACH OF ITS FUNDS


                                By:
                                       -----------------------------------------
                                Name:
                                       -----------------------------------------
                                Title:
                                       -----------------------------------------


                                JPMORGAN DISTRIBUTION SERVICES, INC.


                                By:
                                       -----------------------------------------
                                Name:
                                       -----------------------------------------
                                Title:
                                       -----------------------------------------

                                   SCHEDULE C
                          TO THE DISTRIBUTION AGREEMENT

                     SHARES SUBJECT TO FRONT-END SALES LOAD

                          (AMENDED AS OF MAY 13, 2005)

EQUITY FUNDS

CURRENT NAME                                                 PRIOR NAME
---------------------------------------------------------------------------------------------------------------------
JPMorgan Capital Growth Fund                                 JPMorgan Capital Growth Fund
JPMorgan Disciplined Equity Fund                             JPMorgan Disciplined Equity Fund
JPMorgan Diversified Fund                                    JPMorgan Diversified Fund
JPMorgan Dynamic Small Cap Fund                              JPMorgan Dynamic Small Cap Fund
JPMorgan Asia Equity Fund                                    JPMorgan Fleming Asia Equity Fund
JPMorgan Emerging Markets Equity Fund                        JPMorgan Fleming Emerging Markets Equity Fund
JPMorgan International Equity Fund                           JPMorgan Fleming International Equity Fund
JPMorgan International Growth Fund                           JPMorgan Fleming International Growth Fund
JPMorgan International Opportunities Fund                    JPMorgan Fleming International Opportunities Fund
JPMorgan International Small Cap Equity Fund                 JPMorgan Fleming International Small Cap Equity Fund
JPMorgan International Value Fund                            JPMorgan Fleming International Value Fund
JPMorgan Intrepid European Fund                              JPMorgan Fleming Intrepid European Fund
JPMorgan Japan Fund                                          JPMorgan Fleming Japan Fund
JPMorgan Tax Aware International Opportunities Fund          JPMorgan Fleming Tax Aware International Opportunities
                                                             Fund
JPMorgan Global Healthcare Fund                              JPMorgan Global Healthcare Fund
JPMorgan Growth & Income Fund                                JPMorgan Growth and Income Fund
JPMorgan Intrepid America Fund                               JPMorgan Intrepid America Fund
JPMorgan Intrepid Growth Fund                                JPMorgan Intrepid Growth Fund
JPMorgan Intrepid Contrarian Fund                            JPMorgan Intrepid Investor Fund
JPMorgan Intrepid Value Fund                                 JPMorgan Intrepid Value Fund
JPMorgan Market Neutral Fund                                 JPMorgan Market Neutral Fund
JPMorgan Mid Cap Equity Fund                                 JPMorgan Mid Cap Equity Fund
JPMorgan Mid Cap Growth Fund                                 JPMorgan Mid Cap Growth Fund
JPMorgan Mid Cap Value Fund                                  JPMorgan Mid Cap Value Fund
JPMorgan Small Cap Equity Fund                               JPMorgan Small Cap Equity Fund
JPMorgan Tax Aware U.S. Equity Fund                          JPMorgan Tax Aware U.S. Equity Fund
JPMorgan U.S. Equity Fund                                    JPMorgan U.S. Equity Fund
Undiscovered Managers Small Cap Growth Fund                  UM Small Cap Growth Fund
Undiscovered Managers Behavioral Growth Fund                 Undiscovered Managers Behavioral Growth Fund
Undiscovered Managers Behavioral Value Fund                  Undiscovered Managers Behavioral Value Fund
Undiscovered Managers REIT Fund                              Undiscovered Managers REIT Fund
JPMorgan Diversified Mid Cap Fund                            One Group Diversified Mid Cap Fund
JPMorgan Equity Income Fund                                  One Group Equity Income Fund
JPMorgan Equity Index Fund                                   One Group Equity Index Fund
JPMorgan International Equity Index Fund                     One Group International Equity Index Fund
JPMorgan Large Cap Growth Fund                               One Group Large Cap Growth Fund
JPMorgan Large Cap Value Fund                                One Group Large Cap Value Fund

CURRENT NAME                                                 PRIOR NAME
---------------------------------------------------------------------------------------------------------------------
JPMorgan Market Expansion Index Fund                         One Group Market Expansion Index Fund
JPMorgan Multi-Cap Market Neutral Fund                       One Group Market Neutral Fund
JPMorgan Diversified Mid Cap Growth Fund                     One Group Mid Cap Growth Fund
JPMorgan Diversified Mid Cap Value Fund                      One Group Mid Cap Value Fund
JPMorgan U.S. Real Estate Fund                               One Group Real Estate Fund
JPMorgan Small Cap Growth Fund                               One Group Small Cap Growth Fund
JPMorgan Small Cap Value Fund                                One Group Small Cap Value Fund
JPMorgan Strategic Small Cap Value Fund                      One Group Strategic Small Cap Value Fund
JPMorgan Technology Fund                                     One Group Technology Fund

FIXED INCOME FUNDS

CURRENT NAME                                                 PRIOR NAME
---------------------------------------------------------------------------------------------------------------------
JPMorgan Bond Fund                                           JPMorgan Bond Fund
JPMorgan California Tax Free Bond Fund                       JPMorgan California Bond Fund
JPMorgan Enhanced Income Fund                                JPMorgan Enhanced Income Fund
JPMorgan Global Strategic Income Fund                        JPMorgan Global Strategic Income Fund
JPMorgan Intermediate Tax Free Bond Fund                     JPMorgan Intermediate Tax Free Income Fund
JPMorgan New Jersey Tax Free Bond Fund                       JPMorgan New Jersey Tax Free Income Fund
JPMorgan New York Tax Free Bond Fund                         JPMorgan New York Intermediate Tax Free Income Fund
JPMorgan Short Term Bond Fund                                JPMorgan Short Term Bond Fund
JPMorgan Short Term Bond Fund II                             JPMorgan Short Term Bond Fund II
JPMorgan Tax Aware Enhanced Income Fund                      JPMorgan Tax Aware Enhanced Income Fund
JPMorgan Tax Aware Real Income Fund                          JPMorgan Tax Aware Real Income Fund
JPMorgan Arizona Municipal Bond Fund                         One Group Arizona Municipal Bond Fund
JPMorgan Core Bond Fund                                      One Group Bond Fund
JPMorgan Government Bond Fund                                One Group Government Bond Fund
JPMorgan High Yield Bond Fund                                One Group High Yield Bond Fund
JPMorgan Core Plus Bond Fund                                 One Group Income Bond Fund
JPMorgan Intermediate Bond Fund                              One Group Intermediate Bond Fund
JPMorgan Kentucky Tax Free Bond Fund                         One Group Kentucky Municipal Bond Fund
JPMorgan Louisiana Municipal Bond Fund                       One Group Louisiana Municipal Bond Fund
JPMorgan Michigan Municipal Bond Fund                        One Group Michigan Municipal Bond Fund
JPMorgan Municipal Income Fund                               One Group Municipal Income Fund
JPMorgan Ohio Municipal Bond Fund                            One Group Ohio Municipal Bond Fund
JPMorgan Short Duration Bond Fund                            One Group Short-Term Bond Fund
JPMorgan Short Term Municipal Bond Fund                      One Group Short-Term Municipal Bond Fund
JPMorgan Tax Free Bond Fund                                  One Group Tax-Free Bond Fund
JPMorgan Treasury & Agency Fund                              One Group Treasury & Agency Fund
JPMorgan Ultra Short Term Bond Fund                          One Group Ultra Short-Term Bond Fund
JPMorgan West Virginia Municipal Bond Fund                   One Group West Virginia Municipal Bond Fund
JPMorgan Tax Aware Real Return Fund                          N/A
JPMorgan Real Return Fund                                    N/A

INVESTOR FUNDS

CURRENT NAME                                                 PRIOR NAME
---------------------------------------------------------------------------------------------------------------------
JPMorgan Investor Balanced Fund                              One Group Investor Balanced Fund
JPMorgan Investor Conservative Growth Fund                   One Group Investor Conservative Growth Fund
JPMorgan Investor Growth & Income Fund                       One Group Investor Growth & Income Fund
JPMorgan Investor Growth Fund                                One Group Investor Growth Fund


                                J.P. MORGAN FLEMING MUTUAL FUND GROUP, INC.
                                J.P. MORGAN MUTUAL FUND GROUP
                                J.P. MORGAN MUTUAL FUND INVESTMENT TRUST
                                UNDISCOVERED MANAGERS FUNDS
                                J.P. MORGAN FLEMING SERIES TRUST
                                J.P. MORGAN SERIES TRUST II
                                JPMORGAN TRUST I
                                JPMORGAN TRUST II
                                JPMORGAN INVESTMENT TRUST
                                EACH ON BEHALF OF ITSELF AND EACH OF ITS FUNDS


                                By:
                                       -----------------------------------------
                                Name:
                                       -----------------------------------------
                                Title:
                                       -----------------------------------------


                                JPMORGAN DISTRIBUTION SERVICES, INC.


                                By:
                                       -----------------------------------------
                                Name:
                                       -----------------------------------------
                                Title:
                                       -----------------------------------------

                                   SCHEDULE D
                          TO THE DISTRIBUTION AGREEMENT

                            DISTRIBUTION PLAN CLASSES

                          (AMENDED AS OF MAY 13, 2005)

NAME OF THE FUND

MONEY MARKET FUNDS

CURRENT NAME                                                 PRIOR NAME
---------------------------------------------------------------------------------------------------------------------
JPMorgan 100% U.S. Treasury Securities Money Market Fund -   JPMorgan 100% U.S. Treasury Securities Money Market Fund
Morgan Class Shares                                          - Morgan Class Shares
JPMorgan 100% U.S. Treasury Securities Money Market Fund -   JPMorgan 100% U.S. Treasury Securities Money Market Fund
Reserve Class Shares                                         - Reserve  Class Shares
JPMorgan California Municipal Money Market Fund - Morgan     JPMorgan California Tax Free Money Market Fund - Morgan
Class Shares                                                 Class Shares
JPMorgan Federal Money Market Fund - Morgan Class Shares     JPMorgan Federal Money Market Fund - Morgan Class Shares
JPMorgan Federal Money Market Fund - Reserve Class Shares    JPMorgan Federal Money Market Fund - Reserve Class
                                                             Shares
JPMorgan New York Municipal Market Fund - Morgan Class       JPMorgan New York Tax Free Money Market Fund - Morgan
Shares                                                       Class Shares
JPMorgan New York Municipal Market Fund - Reserve Class      JPMorgan New York Tax Free Money Market Fund - Reserve
Shares                                                       Class Shares
JPMorgan Prime Money Market Fund - Reserve Class Shares      JPMorgan Prime Money Market Fund - Reserve Class Shares
JPMorgan Tax Free Money Market Fund - Morgan Class Shares    JPMorgan Tax Free Money Market Fund - Morgan Class
                                                             Shares
JPMorgan Tax Free Money Market Fund - Reserve Class Shares   JPMorgan Tax Free Money Market Fund - Reserve Class
                                                             Shares
JPMorgan U.S. Government Money Market Fund - Morgan Class    One Group Government Money Market Fund - Morgan Class
Shares                                                       Shares
JPMorgan U.S. Government Money Market Fund - Reserve Class   One Group Government Money Market Fund - Class A Shares
Shares
JPMorgan U.S. Government Money Market Fund -- Service Shares N/A
JPMorgan Michigan Municipal Money Market Fund -- Reserve     One Group Michigan Municipal Money Market Fund -- Class
Class Shares                                                 A Shares
JPMorgan Michigan Municipal Money Market Fund -- Morgan      One Group Michigan Municipal Money Market Fund -- Morgan
Class Shares                                                 Class Shares
JPMorgan Municipal Money Market Fund -- Service Shares       N/A
JPMorgan Municipal Money Market Fund -- Reserve Class        One Group Municipal Money Market Fund -- Class A Shares
Shares
JPMorgan Municipal Money Market Fund -- Morgan Class Shares  One Group Municipal Money Market Fund -- Morgan Class
                                                             Shares
JPMorgan Ohio Municipal Money Market Fund -- Reserve Class   One Group Ohio Municipal Money Market Fund -- Class A
Shares                                                       Shares
JPMorgan Ohio Municipal Money Market Fund -- Morgan Class    One Group Ohio Municipal Money Market Fund -- Morgan
Shares                                                       Class Shares

CURRENT NAME                                                 PRIOR NAME
---------------------------------------------------------------------------------------------------------------------
JPMorgan Liquid Assets Money Market Fund -- Reserve Class    One Group Prime Money Market Fund -- Class A Shares
Shares
JPMorgan Liquid Assets Money Market Fund -- Morgan Class     One Group Prime Money Market Fund -- Morgan Class Shares
Shares
JPMorgan Liquid Assets Money Market Fund -- Service Shares   N/A
JPMorgan U.S. Treasury Plus Money Market Fund -- Reserve     One Group U.S. Treasury Securities Money Market Fund --
Class Shares                                                 Class A Shares
JPMorgan U.S. Treasury Plus Money Market Fund -- Morgan      One Group U.S. Treasury Securities Money Market Fund --
Class Shares                                                 Morgan Class Shares

EQUITY FUNDS

CURRENT NAME                                                 PRIOR NAME
---------------------------------------------------------------------------------------------------------------------
JPMorgan Capital Growth Fund -- Class A Shares               JPMorgan Capital Growth Fund -- Class A Shares
JPMorgan Disciplined Equity Fund -- Class A Shares           JPMorgan Disciplined Equity Fund -- Class A Shares
JPMorgan Diversified Fund -- Class A Shares                  JPMorgan Diversified Fund -- Class A Shares
JPMorgan Dynamic Small Cap Fund -- Class A Shares            JPMorgan Dynamic Small Cap Fund -- Class A Shares
JPMorgan Asia Equity Fund  -- Class A Shares                 JPMorgan Fleming Asia Equity Fund -- Class A Shares
JPMorgan Emerging Markets Equity Fund -- Class A Shares      JPMorgan Fleming Emerging Markets Equity Fund --
                                                             Class A Shares
JPMorgan International Equity Fund -- Class A Shares         JPMorgan Fleming International Equity Fund --
                                                             Class A Shares
JPMorgan International Growth Fund -- Class A Shares         JPMorgan Fleming International Growth Fund --
                                                             Class A Shares
JPMorgan International Opportunities Fund -- Class A Shares  JPMorgan Fleming International Opportunities Fund --
                                                             Class A Shares
JPMorgan International Small Cap Equity Fund --              JPMorgan Fleming International Small Cap Equity Fund --
Class A Shares                                               Class A Shares
JPMorgan International Value Fund -- Class A Shares          JPMorgan Fleming International Value Fund --
                                                             Class A Shares
JPMorgan Intrepid European Fund -- Class A Shares            JPMorgan Fleming Intrepid European Fund --
                                                             Class A Shares
JPMorgan Japan Fund -- Class A Shares                        JPMorgan Fleming Japan Fund -- Class A Shares
JPMorgan Tax Aware International Opportunities Fund --       JPMorgan Fleming Tax Aware International Opportunities
Class A Shares                                               Fund -- Class A Shares
JPMorgan Global Healthcare Fund -- Class A Shares            JPMorgan Global Healthcare Fund -- Class A Shares
JPMorgan Growth & Income Fund -- Class A Shares              JPMorgan Growth and Income Fund -- Class A Shares
JPMorgan Intrepid America Fund -- Class A Shares             JPMorgan Intrepid America Fund -- Class A Shares
JPMorgan Intrepid Growth Fund -- Class A Shares              JPMorgan Intrepid Growth Fund -- Class A Shares
JPMorgan Intrepid Contrarian Fund -- Class A Shares          JPMorgan Intrepid Investor Fund -- Class A Shares
JPMorgan Intrepid Value Fund -- Class A Shares               JPMorgan Intrepid Value Fund -- Class A Shares
JPMorgan Market Neutral Fund -- Class A Shares               JPMorgan Market Neutral Fund -- Class A Shares
JPMorgan Mid Cap Equity Fund -- Class A Shares               JPMorgan Mid Cap Equity Fund -- Class A Shares
JPMorgan Mid Cap Growth Fund -- Class A Shares               JPMorgan Mid Cap Growth Fund -- Class A Shares

CURRENT NAME                                                 PRIOR NAME
---------------------------------------------------------------------------------------------------------------------
JPMorgan Mid Cap Value Fund -- Class A Shares                JPMorgan Mid Cap Value Fund -- Class A Shares
JPMorgan Small Cap Equity Fund -- Class A Shares             JPMorgan Small Cap Equity Fund -- Class A Shares
JPMorgan Tax Aware U.S. Equity Fund -- Class A Shares        JPMorgan Tax Aware U.S. Equity Fund -- Class A Shares
JPMorgan U.S. Equity Fund -- Class A Shares                  JPMorgan U.S. Equity Fund -- Class A Shares
Undiscovered Managers Small Cap Growth Fund --               UM Small Cap Growth Fund -- Class A Shares
Class A Shares
Undiscovered Managers Behavioral Growth Fund --              Undiscovered Managers Behavioral Growth Fund -
Class A Shares                                               Class A Shares
Undiscovered Managers Behavioral Growth Fund --              Undiscovered Managers Behavioral Growth Fund --
Investor Class Shares                                        Investor Class Shares
Undiscovered Managers Behavioral Value Fund --               Undiscovered Managers Behavioral Value Fund --
Class A Shares                                               Class A Shares
Undiscovered Managers REIT Fund -- Class A Shares            Undiscovered Managers REIT Fund -- Class A Shares
JPMorgan Diversified Mid Cap Fund -- Class A Shares          One Group Diversified Mid Cap Fund -- Class A Shares
JPMorgan Equity Income Fund -- Class A Shares                One Group Equity Income Fund -- Class A Shares
JPMorgan Equity Index Fund -- Class A Shares                 One Group Equity Index Fund -- Class A Shares
JPMorgan International Equity Index Fund -- Class A Shares   One Group International Equity Index Fund --
                                                             Class A Shares
JPMorgan Large Cap Growth Fund -- Class A Shares             One Group Large Cap Growth Fund -- Class A Shares
JPMorgan Large Cap Value Fund -- Class A Shares              One Group Large Cap Value Fund -- Class A Shares
JPMorgan Market Expansion Index Fund -- Class A Shares       One Group Market Expansion Index Fund -- Class A Shares
JPMorgan Multi-Cap Market Neutral Fund - Class A Shares      One Group Market Neutral Fund - Class A Shares
JPMorgan Diversified Mid Cap Growth Fund -- Class A Shares   One Group Mid Cap Growth Fund -- Class A Shares
JPMorgan Diversified Mid Cap Value Fund -- Class A Shares    One Group Mid Cap Value Fund -- Class A Shares
JPMorgan U.S. Real Estate Fund -- Class A Shares             One Group Real Estate Fund -- Class A Shares
JPMorgan Small Cap Growth Fund -- Class A Shares             One Group Small Cap Growth Fund -- Class A Shares
JPMorgan Small Cap Value Fund -- Class A Shares              One Group Small Cap Value Fund -- Class A Shares
JPMorgan Strategic Small Cap Value Fund -- Class A Shares    One Group Strategic Small Cap Value Fund --
                                                             Class A Shares
JPMorgan Technology Fund - Class A Shares                    One Group Technology Fund - Class A Shares

FIXED INCOME FUNDS

CURRENT NAME                                                 PRIOR NAME
---------------------------------------------------------------------------------------------------------------------
JPMorgan Bond Fund -- Class A Shares                         JPMorgan Bond Fund -- Class A Shares
JPMorgan California Tax Free Bond Fund -- Class A Shares     JPMorgan California Bond Fund -- Class A Shares
JPMorgan Enhanced Income Fund -- Class A Shares              JPMorgan Enhanced Income Fund -- Class A Shares

CURRENT NAME                                                 PRIOR NAME
---------------------------------------------------------------------------------------------------------------------
JPMorgan Global Strategic Income Fund -- Class A Shares      JPMorgan Global Strategic Income Fund -- Class A Shares
JPMorgan Global Strategic Income Fund -- M Class Shares      JPMorgan Global Strategic Income Fund -- M Class Shares
JPMorgan Intermediate Tax Free Bond Fund -- Class A Shares   JPMorgan Intermediate Tax Free Income Fund -- Class A
                                                             Shares
JPMorgan New Jersey Tax Free Bond Fund -- Class A Shares     JPMorgan New Jersey Tax Free Income Fund -- Class A
                                                             Shares
JPMorgan New York Tax Free Bond Fund -- Class A Shares       JPMorgan New York Intermediate Tax Free Income Fund --
                                                             Class A Shares
JPMorgan Short Term Bond Fund -- Class A Shares              JPMorgan Short Term Bond Fund -- Class A Shares
JPMorgan Short Term Bond Fund II -- Class A Shares           JPMorgan Short Term Bond Fund II -- Class A Shares
JPMorgan Tax Aware Enhanced Income Fund -- Class A Shares    JPMorgan Tax Aware Enhanced Income Fund -- Class A
                                                             Shares
JPMorgan Tax Aware Real Income Fund -- Class A Shares        JPMorgan Tax Aware Real Income Fund -- Class A Shares
JPMorgan Arizona Municipal Bond Fund -- Class A Shares       One Group Arizona Municipal Bond Fund -- Class A Shares
JPMorgan Core Bond Fund -- Class A Shares                    One Group Bond Fund -- Class A Shares
JPMorgan Government Bond Fund -- Class A Shares              One Group Government Bond Fund -- Class A Shares
JPMorgan High Yield Bond Fund -- Class A Shares              One Group High Yield Bond Fund -- Class A Shares
JPMorgan Core Plus Bond Fund -- Class A Shares               One Group Income Bond Fund -- Class A Shares
JPMorgan Intermediate Bond Fund -- Class A Shares            One Group Intermediate Bond Fund -- Class A Shares
JPMorgan Kentucky Municipal Bond Fund - Class A Shares       One Group Kentucky Municipal Bond Fund - Class A Shares
JPMorgan Louisiana Municipal Bond Fund -- Class A Shares     One Group Louisiana Municipal Bond Fund -- Class A
                                                             Shares
JPMorgan Michigan Municipal Bond Fund -- Class A Shares      One Group Michigan Municipal Bond Fund -- Class A Shares
JPMorgan Mortgage-Backed Securities Fund - Class A Shares    One Group Mortgage Backed Securities Fund - Class A
                                                             Shares
JPMorgan Municipal Income Fund -- Class A Shares             One Group Municipal Income Fund -- Class A Shares
JPMorgan Ohio Municipal Bond Fund -- Class A Shares          One Group Ohio Municipal Bond Fund -- Class A Shares
JPMorgan Short Duration Bond Fund -- Class A Shares          One Group Short-Term Bond Fund -- Class A Shares
JPMorgan Short Term Municipal Bond Fund -- Class A Shares    One Group Short-Term Municipal Bond Fund -- Class A
                                                             Shares
JP Morgan Tax Free Bond Fund -- Class A Shares               One Group Tax-Free Bond Fund -- Class A Shares
JP Morgan Treasury & Agency Fund -- Class A Shares           One Group Treasury & Agency Fund -- Class A Shares
JP Morgan Ultra Short Term Bond Fund -- Class A Shares       One Group Ultra Short-Term Bond Fund -- Class A Shares
JP Morgan West Virginia Municipal Bond Fund -- Class A       One Group West Virginia Municipal Bond Fund -- Class A
Shares                                                       Shares

CURRENT NAME                                                 PRIOR NAME
---------------------------------------------------------------------------------------------------------------------
JPMorgan Tax Aware Real Return Fund - Class A Shares         N/A
JPMorgan Real Return Fund - Class A Shares                   N/A

INVESTOR FUNDS

CURRENT NAME                                                 PRIOR NAME
---------------------------------------------------------------------------------------------------------------------
JPMorgan Group Investor Balanced Fund -- Class A Shares      One Group Investor Balanced Fund -- Class A Shares
JP Morgan Conservative Growth Fund -- Class A Shares         One Group Investor Conservative Growth Fund -- Class A
                                                             Shares
JPMorgan Investor Growth & Income Fund -- Class A Shares     One Group Investor Growth & Income Fund -- Class A
                                                             Shares
JPMorgan Investor Growth Fund -- Class A Shares              One Group Investor Growth Fund -- Class A Shares


                                J.P. MORGAN FLEMING MUTUAL FUND GROUP, INC.
                                J.P. MORGAN MUTUAL FUND GROUP
                                J.P. MORGAN MUTUAL FUND INVESTMENT TRUST
                                UNDISCOVERED MANAGERS FUNDS
                                J.P. MORGAN FLEMING SERIES TRUST
                                J.P. MORGAN SERIES TRUST II
                                JPMORGAN TRUST I
                                JPMORGAN TRUST II
                                JPMORGAN INVESTMENT TRUST
                                EACH ON BEHALF OF ITSELF AND EACH OF ITS FUNDS


                                By:
                                       -----------------------------------------
                                Name:
                                       -----------------------------------------
                                Title:
                                       -----------------------------------------


                                JPMORGAN DISTRIBUTION SERVICES, INC.


                                By:
                                       -----------------------------------------
                                Name:
                                       -----------------------------------------
                                Title:
                                       -----------------------------------------

                                   SCHEDULE F
                          TO THE DISTRIBUTION AGREEMENT

                                  CDSC CLASSES
                                (CLASS C SHARES)
                          (AMENDED AS OF MAY 13, 2005)

NAME OF THE FUND

MONEY MARKET FUNDS

CURRENT NAME                                                 PRIOR NAME
---------------------------------------------------------------------------------------------------------------------
JPMorgan Prime Money Market Fund -- Class C Shares           JPMorgan Prime Money Market Fund -- Class C Shares
JPMorgan Liquid Assets Money Market Fund -- Class C Shares   One Group Prime Money Market Fund -- Class C Shares
JPMorgan U.S. Treasury Plus Money Market Fund -- Class C     One Group U.S. Treasury Securities Money Market Fund --
Shares                                                       Class C Shares

EQUITY FUNDS

CURRENT NAME                                                 PRIOR NAME
---------------------------------------------------------------------------------------------------------------------
JPMorgan Capital Growth Fund -- Class C Shares               JPMorgan Capital Growth Fund -- Class C Shares
JPMorgan Diversified Fund -- Class C Shares                  JPMorgan Diversified Fund -- Class C Shares
JPMorgan Dynamic Small Cap Fund -- Class C Shares            JPMorgan Dynamic Small Cap Fund -- Class C Shares
JPMorgan International Equity Fund -- Class C Shares         JPMorgan Fleming International Equity Fund -- Class C
                                                             Shares
JPMorgan Intrepid European Fund -- Class C Shares            JPMorgan Fleming Intrepid European Fund -- Class C
                                                             Shares
JPMorgan Global Healthcare Fund -- Class C Shares            JPMorgan Global Healthcare Fund -- Class C Shares
JPMorgan Growth & Income Fund -- Class C Shares              JPMorgan Growth and Income Fund -- Class C Shares
JPMorgan Intrepid America Fund -- Class C Shares             JPMorgan Intrepid America Fund -- Class C Shares
JPMorgan Intrepid Growth Fund -- Class C Shares              JPMorgan Intrepid Growth Fund -- Class C Shares
JPMorgan Intrepid Contrarian Fund -- Class C Shares          JPMorgan Intrepid Investor Fund -- Class C Shares
JPMorgan Intrepid Value Fund -- Class C Shares               JPMorgan Intrepid Value Fund -- Class C Shares
JPMorgan Mid Cap Value Fund -- Class C Shares                JPMorgan Mid Cap Value Fund -- Class C Shares
JPMorgan Tax Aware U.S. Equity Fund -- Class C Shares        JPMorgan Tax Aware U.S. Equity Fund -- Class C Shares
JPMorgan U.S. Equity Fund -- Class C Shares -- Class C       JPMorgan U.S. Equity Fund -- Class C Shares
Shares
Undiscovered Managers Behavioral Growth Fund -- Class C      Undiscovered Managers Behavioral Growth Fund -- Class C
Shares                                                       Shares
Undiscovered Managers Behavioral Value Fund -- Class C       Undiscovered Managers Behavioral Value Fund -- Class C
Shares                                                       Shares
Undiscovered Managers REIT Fund -- Class C Shares            Undiscovered Managers REIT Fund -- Class C Shares

CURRENT NAME                                                 PRIOR NAME
---------------------------------------------------------------------------------------------------------------------
JPMorgan Diversified Mid Cap Fund -- Class C Shares          One Group Diversified Mid Cap Fund -- Class C Shares
JPMorgan Equity Income Fund -- Class C Shares                One Group Equity Income -- Class C Shares
JPMorgan Equity Index Fund -- Class C Shares                 One Group Equity Index Fund -- Class C Shares
JPMorgan International Equity Index Fund - Class C Shares    One Group International Equity Index Fund - Class C
                                                             Shares
JPMorgan Large Cap Growth Fund -- Class C Shares             One Group Large Cap Growth Fund -- Class C Shares
JPMorgan Large Cap Value Fund -- Class C Shares              One Group Large Cap Value Fund -- Class C Shares
JPMorgan Market Expansion Index Fund -- Class C Shares       One Group Market Expansion Index Fund -- Class C Shares
JPMorgan Multi-Cap Market Neutral Fund - Class C Shares      One Group Market Neutral Fund - Class C Shares
JPMorgan Diversified Mid Cap Growth Fund - Class C Shares    One Group Mid Cap Growth Fund - Class C Shares
JPMorgan Diversified Mid Cap Value Fund - Class C Shares     One Group Mid Cap Value Fund - Class C Shares
JPMorgan U.S. Real Estate Fund -- Class C Shares             One Group Real Estate Fund -- Class C Shares
JPMorgan Small Cap Growth Fund -- Class C Shares             One Group Small Cap Growth Fund - Class C Shares
JPMorgan Small Cap Value Fund -- Class C Shares              One Group Small Cap Value Fund -- Class C Shares
JPMorgan Strategic Small Cap Value Fund -- Class C Shares    One Group Strategic Small Cap Value Fund -- Class C
                                                             Shares
JPMorgan Technology Fund - Class C Shares                    One Group Technology Fund - Class C Shares

FIXED INCOME FUNDS

CURRENT NAME                                                 PRIOR NAME
---------------------------------------------------------------------------------------------------------------------
JPMorgan Bond Fund -- Class C Shares                         JPMorgan Bond Fund -- Class C Shares
JPMorgan California Tax Free Bond Fund -- Class C Shares     JPMorgan California Bond Fund -- Class C Shares
JPMorgan Global Strategic Income Fund -- Class C Shares      JPMorgan Global Strategic Income Fund -- Class C Shares
JPMorgan Intermediate Tax Free Bond Fund -- Class C Shares   JPMorgan Intermediate Tax Free Income Fund -- Class C
                                                             Shares
JPMorgan New Jersey Tax Free Bond Fund -- Class C Shares     JPMorgan New Jersey Tax Free Income Fund -- Class C
                                                             Shares
JPMorgan New York Tax Free Bond Fund -- Class C Shares       JPMorgan New York Intermediate Tax Free Income Fund --
                                                             Class C Shares
JPMorgan Tax Aware Real Income Fund -- Class C Shares        JPMorgan Tax Aware Real Income Fund -- Class C Shares
JPMorgan Tax Aware Real Return Fund -- Class C Shares        N/A
JPMorgan Real Return Fund -- Class C Shares                  N/A

CURRENT NAME                                                 PRIOR NAME
---------------------------------------------------------------------------------------------------------------------
JPMorgan Arizona Municipal Bond Fund -- Class C Shares       One Group Arizona Municipal Bond Fund -- Class C Shares
JPMorgan Core Bond Fund -- Class C Shares                    One Group Bond Fund -- Class C Shares
JPMorgan Government Bond Fund -- Class C Shares              One Group Government Bond Fund -- Class C Shares
JPMorgan High Yield Bond Fund -- Class C Shares              One Group High Yield Bond Fund -- Class C Shares
JPMorgan Core Plus Bond Fund -- Class C Shares               One Group Income Bond Fund -- Class C Shares
JPMorgan Intermediate Bond Fund -- Class C Shares            One Group Intermediate Bond Fund -- Class C Shares
JPMorgan Kentucky Municipal Bond Fund-Class C Shares         One Group Kentucky Municipal Bond Fund-Class C Shares
JPMorgan Louisiana Municipal Bond Fund -- Class C Shares     One Group Louisiana Municipal Bond Fund -- Class C
                                                             Shares
JPMorgan Michigan Municipal Bond Fund -- Class C Shares      One Group Michigan Municipal Bond Fund -- Class C Shares
JPMorgan Municipal Income Fund-- Class C Shares              One Group Municipal Income Fund-- Class C Shares
JPMorgan Ohio Municipal Bond Fund -- Class C Shares          One Group Ohio Municipal Bond Fund -- Class C Shares
JPMorgan Short Duration Bond Fund - Class C Shares           One Group Short-Term Bond Fund - Class C Shares
JPMorgan Short Term Municipal Bond Fund - Class C Shares     One Group Short-Term Municipal Bond Fund - Class C
                                                             Shares
JPMorgan Treasury & Agency Fund -- Class C Shares            One Group Treasury & Agency Fund -- Class C Shares
JPMorgan Ultra Short Term Bond Fund - Class C Shares         One Group Ultra Short-Term Bond Fund - Class C Shares
JPMorgan West Virginia Municipal Bond Fund -- Class C        One Group West Virginia Municipal Bond Fund -- Class C
Shares                                                       Shares

INVESTOR FUNDS

CURRENT NAME                                                 PRIOR NAME
---------------------------------------------------------------------------------------------------------------------
JPMorgan Investor Balanced Fund -- Class C Shares            One Group Investor Balanced Fund -- Class C Shares
JPMorgan Investor Conservative Growth Fund -- Class C        One Group Investor Conservative Growth Fund -- Class C
Shares                                                       Shares
JPMorgan Investor Growth & Income Fund -- Class C Shares     One Group Investor Growth & Income Fund -- Class C
                                                             Shares
JPMorgan Investor Growth Fund -- Class C Shares              One Group Investor Growth Fund -- Class C Shares


                                J.P. MORGAN FLEMING MUTUAL FUND GROUP, INC.
                                J.P. MORGAN MUTUAL FUND GROUP
                                J.P. MORGAN MUTUAL FUND INVESTMENT TRUST
                                UNDISCOVERED MANAGERS FUNDS
                                J.P. MORGAN FLEMING SERIES TRUST
                                J.P. MORGAN SERIES TRUST II
                                JPMORGAN TRUST I
                                JPMORGAN TRUST II
                                JPMORGAN INVESTMENT TRUST
                                EACH ON BEHALF OF ITSELF AND EACH OF ITS FUNDS


                                By:
                                       -----------------------------------------
                                Name:
                                       -----------------------------------------
                                Title:
                                       -----------------------------------------


                                JPMORGAN DISTRIBUTION SERVICES, INC.


                                By:
                                       -----------------------------------------
                                Name:
                                       -----------------------------------------
                                Title:
                                       -----------------------------------------